Investment Securities - Schedule of Other Securities (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Other securities:
FHLB stock	$ 4,924	$ 6,071
MIB stock	151	151
Equity securities with readily determinable fair values	74	78
Total other investment securities	$ 5,149	$ 6,300